Exhibit 99.3

Accuray Acquisition of TomoTherapy

Key Messages1

•                  Combining two best-in-class technologies to create the premier radiation oncology company

•                  Complementary patient populations, treated by same medical specialty

•                  Significant increase in global presence

•                  Financial benefits from operating efficiencies and G&A synergies

1 Safe Harbor Statement

The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy.  Except for the historical information contained herein, the matters set forth in this document, including the expected structure and timetable for the transaction between Accuray and TomoTherapy, the transaction’s anticipated strategic and financial benefits, financial prospects and guidance, expectations regarding Accuray’s and TomoTherapy’s ongoing operations, employees, sales, product development and commercialization, synergies and economies of scale following the transaction, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements’ good faith belief as of that time with respect to future events.  You should not put undue reliance on any forward-looking statements.  Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include:  the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; market conditions; the effect of the announcement of the transaction on Accuray’s and TomoTherapy’s respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy’s business; general industry and economic conditions; and other factors beyond the companies’ control and the risk factors and other cautionary statements described in Accuray’s and TomoTherapy’s filings with the SEC.  Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, and the Risk Factors set forth in TomoTherapy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements.  Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Important Additional Information

Neither Accuray nor TomoTherapy is asking for your vote or soliciting proxies in connection with the transaction at this time.  This Key Messages document is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to purchase, shares of common stock of Accuray, nor does it constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of TomoTherapy.  This document is not a substitute for the proxy statement that TomoTherapy will file, or the registration statement that Accuray will file, with the Securities and Exchange Commission in connection with the transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SHAREHOLDERS OF TOMOTHERAPY ARE URGED TO READ THE PROXY STATEMENT, REGISTRATION STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The final proxy statement will be mailed to TomoTherapy shareholders.  The proxy statement, registration statement and other relevant materials (when they become available), and any other documents filed by TomoTherapy or Accuray with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov; by contacting Accuray’s Investor Relations Department by email at trathjen@accuray.com, by phone at 408.789.4458 or by mail at 1310 Chesapeake Terrace, Sunnyvale, CA 94089, USA; or by contacting TomoTherapy’s Investor Relations Department by email at tpowell@tomotherapy.com by phone at 608.824.2800 or by mail at 1240 Deming Way, Madison, WI 53717-1954 USA.

The combination of Accuray and TomoTherapy combines best-in-class technologies to create the premier radiation oncology company.  The combined company will remain focused on delivering industry leading technologies designed around patient care.

•                  Radiation oncology is experiencing strong and reliable growth as the population ages, cancer rates rise, and patients increasingly shift to advanced radiation therapy and radiosurgery options from less sophisticated and more invasive forms of treatment

•                  Accuray’s gold standard radiosurgery products and TomoTherapy’s innovative radiation therapy technology are highly complementary, and both put emphasis on patient-focused care

•                  The combination creates a company that can provide patients with the radiation treatment tailored for their specific needs, from high-precision radiosurgery to image-guided, intensity-modulated radiation therapy for more advanced disease sites throughout the body.

•                  The companies currently serve complementary patient populations that are treated by the same medical specialty.

•                  Combining these organizations and product lines creates operating leverage, cross-selling opportunities and new prospects for innovation and revenue growth

•                  The combined company will have an installed base of more than 550 units in 32 countries, and more than 1,100 employees, with the scale to deliver excellent customer service

The combination is expected to deliver substantial financial benefits to Accuray creating operating efficiencies and cost synergies

•                  We expect annual cost synergies of $25 million by year two from improved product reliability, greater service efficiencies and reduced corporate overhead.

•                  The transaction is expected to be accretive to Accuray’s FY2013 earnings per share, when the company expects to return to profitability

This transaction significantly increases Accuray’s global presence and creates exciting new revenue opportunities.

•                  Each company is a technology leader:

•                  Accuray is the pioneer in full-body radiosurgery, the fastest-growing radiation oncology segment, offering patients a painless alternative to surgery

•                  TomoTherapy is the pioneer in ring gantry-based radiation therapy, offering a best-in-class technology platform for the helical delivery of CT image-guided, intensity-modulated radiation therapy (IMRT)

•                  Combined, the two companies will be the premier radiation oncology company with a focus on innovation that fights cancer and enhances quality of life for patients.  We expect to develop ongoing improvements to the existing systems by capitalizing on the respective technology strengths of both companies

•                  Accuray has a proven track record of product reliability and will leverage its expertise to accelerate TomoTherapy’s program of enhancing product reliability

•                  The combined company will have greater scale to invest in the R&D that will keep it on the leading edge of innovation, offering new hope for cancer patients worldwide.

•                  This includes the opportunity for funding the development and commercialization of a highly compact proton therapy system in partnership with Compact Particle Acceleration Corporation

The combination will integrate the expertise and complementary resources of our companies to create a stronger organization that will benefit patients, customers, shareholders and employees.

•                  We are creating a company with extraordinary knowledge, customer relationships and passion to fight cancer and alleviate human suffering

•                  TomoTherapy and Accuray’s employees will have the resources to offer more patients access to innovative life-saving cancer treatment in more places around the world

•                  A combination of Accuray and TomoTherapy presents career growth opportunities in radiation oncology that neither company could offer on its own

•                  By combining the strengths of our two companies, we expect to enhance our service offerings, with the aim of delivering unsurpassed customer service

Accuray and TomoTherapy are committed to working together towards a smooth transition for customers and employees of both companies.

•                  Accuray and TomoTherapy will immediately begin integration planning, including the formation of a joint integration steering team.

•                  Madison, Wisconsin, is an important center for medical excellence and innovation, built on the dedication and expertise of its people, and Accuray is committed to enjoying the advantage of maintaining a strong presence in the area

•                  Accuray and TomoTherapy have a proven track record of being good corporate citizens by participating in and contributing to its local communities

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